[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                    MFS(R) GLOBAL
                    TELECOMMUNICATIONS
                    FUND

                    SEMIANNUAL REPORT o FEBRUARY 28, 2001

                      -----------------------------------
                      MUTUAL FUND GIFT KITS (see page 30)
                      -----------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Trustees and Officers ..................................................... 33

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

    o information we receive from you on applications or other forms

    o information about your transactions with us, our affiliates, or others, and

    o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

  1. How are my investments performing right now?

  2. How is my money being managed, over both the short and the long term?

  3. What's going on in the market, and how will that affect me?

  4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want and an experience customized to each investor. With the relaunch of our Web site, WWW.MFS.COM, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On WWW.MFS.COM, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME? In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

     Respectfully,

 /s/ Jeffrey L. Shames


     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     March 15, 2001

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

 [Photo of John E. Lathrop]

     John E. Lathrop

For the six months ended February 28, 2001, the fund's Class A shares returned -46.75%, Class B shares -46.85%, Class C shares -46.85%, and Class I shares -46.56%. These returns, which assume the reinvestment of dividends and capital gains distributions but exclude the effects of any sales charges, compare to returns of -26.63% and -17.00%, respectively, for the fund's benchmarks, the Morgan Stanley Capital International (MSCI) World Telecommunications Services Index, and the MSCI All Country World Index. The MSCI World Telecommunications Services Index is an unmanaged, market-value-weighted total return index of global telecommunications stocks; the MSCI All Country World Index is an unmanaged, market-value-weighted index of stocks from 48 developed and emerging markets. During the same period, the average telecommunications fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -44.76%.

Q. HOW WOULD YOU DESCRIBE THE ENVIRONMENT FOR TELECOMMUNICATIONS STOCKS DURING THE PAST SIX MONTHS?

A. It has been an extremely difficult time. Investors punished all telecom companies -- the best along with the worst -- because of sector-specific problems as well as the downturn in the economy. The stocks of most telecom service providers fell as competition increased between the established players and the newer entrants. In addition, prices declined more rapidly than anticipated as many new long-haul networks came on line and boosted the availability of bandwidth (a measure of capacity). These pricing pressures, in turn, hurt earnings for the telecom service providers. At the same time, the network and telecom equipment companies experienced a sharp slowdown in demand as weaker results caused the telecom service companies to curb capital expenditures. Cutbacks in corporate technology budgets -- a function of the economic slowdown -- also hurt business.

Q.  WHAT EXPLAINS THE FUND'S PERFORMANCE FOR THE PERIOD?

A. The fund remained diversified across the telecom services, networking and equipment, and media subsectors, all of which declined sharply during the period. Unfortunately, the fund had a relatively high stake in networking and equipment stocks, which were the hardest hit group in the sector. Our somewhat lower stake in the better-performing telecom services group also hurt performance. Within this area, we focused on the newer telecom service companies, which suffered more than the incumbents when the economy slowed. In addition, our cellular service stocks tumbled as growth rates decelerated during the period. Finally, in the media group, we favored companies that we felt had the strongest long-term growth potential over the steadier-growth cable names.

Q.  WHAT WAS YOUR STRATEGY DURING THIS CHALLENGING TIME?

A. We took advantage of the market decline to add to our stake in what we call the A-team -- leading companies such as Comverse Technology, which provides voice mail and other services for wireless phone users. In our opinion, these are companies with some of the strongest managements, the best business plans, and the highest returns on capital in the industry. Our expectation is that they will be among the first to rebound in an economic recovery. We also pared back on smaller companies that we think may take longer to reach profitability. In addition, we made some changes to our asset allocation. Our stake in telecom equipment and network companies as a percentage of net assets was down from its level of six months earlier. Part of that decline was due to depreciation in stocks such as Cisco Systems. The rest of it came from trimming our stakes in equipment companies that we feel could have a tough time meeting near-term earnings expectations. We pared back on names such as Corning and Nortel Networks, both of which provide fiber-optic cable and equipment used in the building of high-speed networks. With the proceeds, we increased our stake in media companies as a percentage of net assets, compared to our stake at the end of August 2000.

Q.  WHAT ATTRACTED YOU TO THE MEDIA COMPANIES?

A. We believe some of these companies are simply better places to be in an economic downturn. Cable companies, for example, have tended to do well during economic downturns. People might go out to dinner less, but they usually continue to watch television and pay their cable bills. That gives cable companies steady cash flow, which is just what investors are looking for in this environment. We particularly like Viacom, which has a mix of radio, television, and cable assets. Viacom's cable business held up well although its radio and television businesses suffered from concerns that advertising revenues would slow along with weaker economic growth. However, we believe Viacom's breadth of assets will give it a competitive edge when corporations once again step up their ad spending.

Q.  WERE THERE ANY POCKETS OF STRENGTH AMONG THE TELEPHONE SERVICE PROVIDERS?

A. A few. Verizon Communications in the Northeast and SBA Communications in the Southwest did well partly because they were seen as relatively safer havens in a volatile environment. Their established local businesses continued to generate solid cash flows and earnings. Plus, they have enjoyed last mile access to customers, which means their wires go directly into your home. We think this is a very valuable asset in an increasingly competitive environment because it makes the sale of new services that much easier. These companies have also received approval to go into new long-distance markets. Verizon, for example, recently began offering long-distance service in New York -- and, in a matter of months, garnered a 20% market share. A few newer entrants, including Time Warner Telecommunications and XO Communications, executed nicely on their business plans and obtained added financing in January. But investors lost confidence in most other providers, including Qwest Communications, which bought the old US West.

Q.  WHAT HAPPENED WITH CELLULAR PHONE STOCKS?

A. As cellular stocks weakened, we added to our investment in names such as Sprint PCS and Triton PCS Holdings in the United States. We also boosted our stakes in Vodafone Group in Europe and China Mobile in Hong Kong, companies that we believe are in strong competitive positions. We think growth rates are still solid for cellular phones. At the end of 2000, about 40% of the U.S. population had cell phones -- a number that, according to our research, is projected to grow to 60% within the next 18 to 24 months. The problem is that growth -- although still strong -- in our opinion has decelerated, partly due to the weaker economy. This has created a very negative environment for the cellular sector and, from our perspective, some great buying opportunities.

Q.  WHERE DO YOU THINK TELECOM STOCKS ARE HEADED FROM HERE?

A. We believe there is strong upside potential in much of the sector. E-commerce, for example, is in its infancy. According to our research, the data storage industry is projecting a long-term growth rate of 20% based on the increase in data available through the Internet, and Internet traffic itself continues to double every 9 to 12 months. The build-out of the metro loops, which are essentially designed to extend fiber-optic networks into the cities to facilitate faster Internet connections, is also still in its early stages. And technological innovation also appears to us to be exploding, especially in areas related to the wireless Internet. We've tried to position the fund to take advantage of some of these long-term secular growth trends with companies such as VERITAS Software, which makes storage software, and Check Point Software Technologies, which provides Internet security. We expect telecom stocks to rebound once we see signs of an economic upturn and some positive earnings announcements.

 /s/ John E. Lathrop

     John E. Lathrop
     Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

JOHN E. LATHROP, CFA IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE GLOBAL TELECOMMUNICATIONS, GLOBAL GROWTH, EMERGING GROWTH, AND LARGE-CAP GROWTH PORTFOLIOS FOR OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS AND OFFSHORE FUNDS.

JOHN JOINED MFS IN 1994 FROM PUTNAM INVESTMENTS, WHERE HE HAD WORKED AS AN EQUITY ANALYST, STATISTICAL ANALYST, AND INSTITUTIONAL ACCOUNT CONTROLLER SINCE 1988. HE WAS NAMED VICE PRESIDENT IN 1996 AND PORTFOLIO MANAGER IN 1999. HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, WHERE HE WAS ELECTED TO PHI BETA KAPPA WITH HONORS IN ECONOMICS, AND HE EARNED AN M.B.A. DEGREE FROM CORNELL UNIVERSITY'S JOHNSON GRADUATE SCHOOL OF MANAGEMENT. JOHN HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:              SEEKS LONG-TERM GROWTH OF CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  JUNE 27, 2000

CLASS INCEPTION:        CLASS A  JUNE 27, 2000
                        CLASS B  JUNE 27, 2000
                        CLASS C  JUNE 27, 2000
                        CLASS I   AUGUST 9, 2000

SIZE:                   $158.6 MILLION NET ASSETS AS OF FEBRUARY 28, 2001

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 2001

CLASS A

                                                    6 Months             Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                               -46.75%           -45.10%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                           --              -45.10%
--------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                           --              -48.26%
--------------------------------------------------------------------------------

CLASS B
                                                    6 Months             Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                               -46.85%           -45.20%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                           --              -45.20%
--------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                           --              -47.39%
--------------------------------------------------------------------------------

CLASS C
                                                    6 Months             Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                               -46.85%           -45.20%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                           --              -45.20%
--------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                           --              -45.75%
--------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations, June
 27, 2000, through February 28, 2001.

CLASS I
                                                    6 Months             Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                               -46.56%           -44.90%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                           --              -44.90%
--------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations, June
 27, 2000, through February 28, 2001.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are available only to certain institutional investors.

Class I share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE,
AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

Because the fund focuses on companies in the telecommunications sector, it has increased its vulnerability to any single economic, political, or regulatory developments. These risks may increase share price volatility. See the prospectus for details.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. These risks may increase share price volatility. See the prospectus for details.

The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance by investment in IPOs as its assets grow. These risks may increase share price volatility. See the prospectus for details.

By concentrating on one or a group of industries rather than diversifying among several, the portfolio is more susceptible to greater adverse economic or regulatory developments than a portfolio that invests more broadly. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 2001

FIVE LARGEST STOCK INDUSTRIES

TELEPHONE SERVICES                      25.4%
CELLULAR TELEPHONE                      17.1%
NETWORK & TELECOMMUNICATIONS            16.9%
COMPUTER SOFTWARE                       12.5%
BROADCAST & CABLE TELEVISION            11.5%

TOP 10 STOCK HOLDINGS

TIME WARNER TELECOM, INC.  3.3%                    COMVERSE TECHNOLOGY, INC.  2.3%
Local fiber-optic telecommunications provider      Designs, develops, manufactures, markets, and
                                                   supports computer and telecommunications
QWEST COMMUNICATIONS INTERNATIONAL, INC.  2.9%     systems and software for multimedia
Internet data communications company               communications and information processing
                                                   applications
SPRINT PCS CORP.  2.8%
Long distance telephone company                    COMPUTER SCIENCES CORP.  2.3%
                                                   Provider of information technology services
CHINA MOBILE LTD.  2.6%
Cellular telecommunications services provider      TRITON PCS HOLDINGS, INC.  2.3%
                                                   Computer hardware and software provider
CISCO SYSTEMS, INC.  2.5%
Computer network developer                         VERIZON COMMUNICATIONS  2.2%
                                                   Provider of wireline and wireless
VIACOM, INC.  2.4%                                 communications
Entertainment, media, and publishing company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 2001

Stocks - 89.7%
--------------------------------------------------------------------------------
ISSUER                                               SHARES              VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 74.4%
  Business Machines - 1.2%
    Affiliated Computer Services, Inc., "A"*         29,300       $  1,842,677
--------------------------------------------------------------------------------
  Business Services - 6.1%
    BEA Systems, Inc.*                               48,800       $  1,872,700
    Computer Sciences Corp.*                         54,900          3,278,079
    Nextel Partners, Inc.                           116,900          2,272,243
    VeriSign, Inc.*                                  45,700          2,179,319
                                                                  ------------
                                                                  $  9,602,341
--------------------------------------------------------------------------------
  Cellular Telephones - 4.5%
    Sprint Corp. (PCS Group)*                       157,800       $  3,973,404
    Triton PCS Holdings, Inc.*                       92,700          3,227,119
                                                                  ------------
                                                                  $  7,200,523
--------------------------------------------------------------------------------
  Communication Services - 1.7%
    SBA Communications Corp.*                        80,400       $  2,653,200
--------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.1%
    Compaq Computer Corp.                            90,500       $  1,828,100
--------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.8%
    Mercury Interactive Corp.*                       21,100       $  1,327,981
--------------------------------------------------------------------------------
  Computer Software - Services - 5.4%
    Art Technology Group, Inc.*                      22,700       $    551,894
    EMC Corp.*                                       72,200          2,870,672
    Internet Security Systems, Inc.*                 29,900          1,666,925
    Micromuse, Inc.*                                  9,300            381,881
    Netegrity, Inc.*                                 46,800          2,076,750
    Precise Software Solutions Ltd.*                 47,840            879,060
    TIBCO Software, Inc.*                            10,600            143,100
                                                                  ------------
                                                                  $  8,570,282
--------------------------------------------------------------------------------
  Computer Software - Systems - 8.5%
    Ariba, Inc.*                                      9,800       $    161,700
    Comverse Technology, Inc.*                       44,300          3,319,731
    Digex, Inc.*                                     36,500            659,281
    E.piphany, Inc.*                                 49,250            828,016
    Extreme Networks, Inc.*                          77,100          1,743,183
    Foundry Networks, Inc.*                          11,100            127,650
    I2 Technologies, Inc.*                           34,600            929,875
    NetIQ Corp.*                                      2,300             72,450
    Rational Software Corp.*                         77,900          2,721,631
    VERITAS Software Corp.*                          46,100          2,993,619
                                                                  ------------
                                                                  $ 13,557,136
--------------------------------------------------------------------------------
  Electronics - 1.1%
    Analog Devices, Inc.*                            19,400       $    723,620
    Vitesse Semiconductor Corp.*                     15,500            611,281
    Xilinx, Inc.*                                    11,000            427,625
                                                                  ------------
                                                                  $  1,762,526
--------------------------------------------------------------------------------
  Entertainment - 8.3%
    Clear Channel Communications, Inc.*              46,200       $  2,640,330
    Fox Entertainment Group, Inc.*                  120,300          2,875,170
    Gemstar-TV Guide International, Inc.*            26,700          1,208,175
    Hispanic Broadcasting Corp.*                      8,500            191,250
    Univision Communications, Inc., "A"*             13,900            458,700
    USA Networks, Inc.*                              97,500          2,297,344
    Viacom, Inc., "B"*                               69,900          3,474,030
                                                                  ------------
                                                                  $ 13,144,999
--------------------------------------------------------------------------------
  Internet - 2.9%
    Akamai Technologies, Inc.*                       54,200       $    918,013
    CNET Networks, Inc.*                            116,100          1,443,994
    XO Communications, Inc.*                        149,300          2,220,837
                                                                  ------------
                                                                  $  4,582,844
--------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.2%
    Pinnacle Holdings, Inc.*                         27,800       $    263,231
--------------------------------------------------------------------------------
  Telecommunications - 31.4%
    ADC Telecommunications, Inc.*                    65,200       $    725,350
    Adelphia Communications Corp., "A"*              22,860            907,256
    Allegiance Telecom, Inc.*                        98,200          1,988,550
    American Tower Corp., "A"*                       87,000          2,517,780
    Cabletron Systems, Inc.*                        125,200          1,683,940
    Charter Communications, Inc.*                   122,200          2,612,025
    CIENA Corp.*                                     44,900          3,016,719
    Cisco Systems, Inc.*                            150,800          3,572,075
    Corning, Inc.                                    66,650          1,806,215
    EchoStar Communications Corp.*                   86,200          2,251,975
    Emulex Corp.*                                    35,900          1,106,169
    Mcdata Corp.                                     35,288            630,773
    Metromedia Fiber Network, Inc., "A"*            264,900          2,516,550
    Netro Corp.*                                     96,600            633,938
    NTL, Inc.*                                       85,600          2,224,744
    Powerwave Technologies, Inc.*                    65,100          1,018,205
    QLogic Corp.*                                    29,700          1,110,037
    Qwest Communications International, Inc.*       112,800          4,170,216
    Scientific-Atlanta, Inc.                         11,200            525,280
    Sprint Corp.                                    101,500          2,269,540
    Tekelec Co.*                                     71,200          1,348,350
    Time Warner Telecom, Inc.*                       73,100          4,728,655
    Verizon Communications                           64,446          3,190,077
    Vignette Corp.*                                   5,100             31,397
    Winstar Communications, Inc.*                   121,000          1,527,625
    WorldCom, Inc.*                                  99,400          1,652,525
                                                                  ------------
                                                                  $ 49,765,966
--------------------------------------------------------------------------------
  Telecommunications and Cable - 1.2%
    Comcast Corp., "A"*                              44,200       $  1,914,413
--------------------------------------------------------------------------------
Total U.S. Stocks                                                 $118,016,219
--------------------------------------------------------------------------------
Foreign Stocks - 15.3%
  Australia - 1.6%
    Cable & Wireless Optus Ltd.
     (Telecommunications)                         1,221,300       $  2,466,201
--------------------------------------------------------------------------------
  Bermuda - 3.4%
    Global Crossing Ltd. (Telecommunications)*      178,600       $  2,898,678
    Tycom Ltd. (Telecommunications)*                126,600          2,500,350
                                                                  ------------
                                                                  $  5,399,028
--------------------------------------------------------------------------------
  Canada - 0.9%
    Nortel Networks Corp. (Telecommunications)       72,100       $  1,333,129
    Telesystem International Wireless, Inc.
      (Telecommunications)*                           2,300             10,206
                                                                  ------------
                                                                  $  1,343,335
--------------------------------------------------------------------------------
  China - 2.3%
    China Mobile Ltd. (Telecommunications)*         679,000       $  3,708,480
--------------------------------------------------------------------------------
  Germany - 0.8%
    ProSieben Media AG, Preferred (Broadcasting)     49,800       $  1,329,097
--------------------------------------------------------------------------------
  Israel - 2.1%
    Check Point Software Technologies Ltd.
      (Computer Software - Services)*                37,950       $  2,433,544
    Partner Communications Co. Ltd., ADR
      (Cellular Telephones)*                        164,000            871,250
                                                                  ------------
                                                                  $  3,304,794
--------------------------------------------------------------------------------
  Netherlands - 1.6%
    Completel Europe N.V. (Telecommunications)*     211,700       $    818,276
    Libertel N.V. (Cellular Telecommunications)*    197,700          1,737,559
                                                                  ------------
                                                                  $  2,555,835
--------------------------------------------------------------------------------
  Sweden - 0.5%
    Tele1 Europe Holding AB
      (Telecommunications)*                         184,800       $    826,142
--------------------------------------------------------------------------------
  United Kingdom - 2.1%
    Energis PLC (Telecommunications)*                14,600       $     95,786
    Vodafone Group PLC (Telecommunications)*      1,162,300          3,150,031
                                                                  ------------
                                                                  $  3,245,817
--------------------------------------------------------------------------------
Total Foreign Stocks                                              $ 24,178,729
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $228,377,579)                      $142,194,948
--------------------------------------------------------------------------------
Short-Term Obligation - 0.3%
--------------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
                                               (000 OMITTED)
--------------------------------------------------------------------------------
    Receivables Capital Corp., due 3/07/01,
      at Amortized Cost                          $      519       $    518,524
--------------------------------------------------------------------------------
Repurchase Agreement - 12.7%
--------------------------------------------------------------------------------
    Merrill Lynch, dated 2/28/01, due 3/01/01,
      total to be received $20,201,063
      (secured by various U.S. Treasury and
      Federal Agency obligations in a
      jointly traded account), at cost           $   20,198       $ 20,198,000
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $249,094,103)                 $162,911,472
Other Assets, Less Liabilities - (2.7)%                             (4,329,617)
--------------------------------------------------------------------------------
Net Assets - 100.0%                                               $158,581,855
--------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
FEBRUARY 28, 2001
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $228,896,103)       $142,713,472
  Repurchase agreement, at value                                20,198,000
                                                              ------------
      Total investments, at value (identified cost,
          $249,094,103)                                       $162,911,472
                                                              ------------
  Investments of cash collateral for securities loaned,
    at identified cost and value                                23,865,229
  Cash                                                                 852
  Foreign currency, at value (identified cost, $27)                     31
  Receivable for investments sold                                    9,800
  Receivable for fund shares sold                                  485,705
  Interest and dividends receivable                                 13,043
                                                              ------------
      Total assets                                            $187,286,132
                                                              ------------
Liabilities:
  Payable for investments purchased                           $  4,011,168
  Payable for fund shares reacquired                               818,426
  Collateral for securities loaned, at value                    23,865,229
  Payable to affiliates -
    Management fee                                                   4,478
    Reimbursement fee                                                1,567
    Distribution and service fee                                     3,409
                                                              ------------
      Total liabilities                                       $ 28,704,277
                                                              ------------
Net assets                                                    $158,581,855
                                                              ============

Net assets consist of:
  Paid-in capital                                             $278,716,112
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies               (86,182,626)
  Accumulated net realized loss on investments and foreign
    currency transactions                                      (32,504,403)
  Accumulated net investment loss                               (1,447,228)
                                                              ------------
      Total                                                   $158,581,855
                                                              ============
Shares of beneficial interest outstanding                      28,907,635
                                                               ==========

Class A shares:
  Net asset value per share
    (net assets of $58,124,109 / 10,579,558 shares of
     beneficial interest outstanding)                            $5.49
                                                                 =====
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                  $5.82
                                                                 =====

Class B shares:
  Net asset value and offering price per share
    (net assets of $73,675,924 / 13,438,754 shares of
     beneficial interest outstanding)                            $5.48
                                                                 =====

Class C shares:
  Net asset value and offering price per share
    (net assets of $26,781,708 / 4,889,302 shares of
     beneficial interest outstanding)                            $5.48
                                                                 =====

Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $113.86 / 20.661 shares
    of beneficial interest outstanding)                          $5.51
                                                                 =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 2001
------------------------------------------------------------------------------

Net investment income (loss):
  Income -

    Interest                                                     $     588,624
    Dividends                                                          140,888
    Foreign taxes withheld                                              (2,981)
                                                                 -------------
      Total investment income                                    $     726,531
                                                                 -------------
  Expenses -
    Management fee                                               $   1,028,348
    Trustees' compensation                                               3,076
    Shareholder servicing agent fee                                    102,817
    Distribution and service fee (Class A)                             130,771
    Distribution and service fee (Class B)                             478,222
    Distribution and service fee (Class C)                             176,495
    Administrative fee                                                  12,737
    Custodian fee                                                       51,349
    Printing                                                            24,197
    Postage                                                             25,829
    Auditing fees                                                       16,343
    Legal fees                                                           6,779
    Miscellaneous                                                      153,686
                                                                 -------------
      Total expenses                                             $   2,210,649
    Fees paid indirectly                                                (8,657)
    Reduction of expenses by investment adviser                        (28,233)
                                                                 -------------
      Net expenses                                               $   2,173,759
                                                                 -------------
        Net investment loss                                      $  (1,447,228)
                                                                 -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $ (30,090,912)
    Foreign currency transactions                                        4,807
                                                                 -------------
      Net realized loss on investments and foreign currency
        transactions                                             $ (30,086,105)
                                                                 -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $ (97,760,264)
    Translation of assets and liabilities in foreign currencies              5
                                                                 -------------
      Net unrealized loss on investments and foreign currency
        translation                                              $ (97,760,259)
                                                                 -------------
        Net realized and unrealized loss on investments
          and foreign currency                                   $(127,846,364)
                                                                 -------------
          Decrease in net assets from operations                 $(129,293,592)
                                                                 =============

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED           PERIOD ENDED
                                                            FEBRUARY 28, 2001       AUGUST 31, 2000*
                                                                  (UNAUDITED)
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                           $  (1,447,228)           $  (410,885)
  Net realized loss on investments and foreign currency
    transactions                                                  (30,086,105)            (2,418,883)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          (97,760,259)            11,577,633
                                                                -------------           ------------
    Increase (decrease) in net assets from operations           $(129,293,592)          $  8,747,865
                                                                -------------           ------------
Net increase in net assets from fund share transactions         $  50,570,077           $228,557,505
                                                                -------------           ------------
        Total increase (decrease) in net assets                 $ (78,723,515)          $237,305,370
Net assets:
  At beginning of period                                          237,305,370              --
                                                                -------------           ------------
  At end of period                                              $ 158,581,855           $237,305,370
                                                                =============           ============

*For the period from the commencement of the fund's investment operations, June 27, 2000, through
 August 31, 2000.

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED             PERIOD ENDED
                                                           FEBRUARY 28, 2001         AUGUST 31, 2000*
                                                                 (UNAUDITED)
-----------------------------------------------------------------------------------------------------
                                                                     CLASS A
-----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $10.31                   $10.00
                                                                      ------                   ------

Income from investment operations# -
  Net investment loss(S)                                              $(0.03)                  $(0.01)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                   (4.79)                    0.32
                                                                      ------                   ------
      Total from investment operations                                $(4.82)                  $ 0.31
                                                                      ------                   ------
Net asset value - end of period                                       $ 5.49                   $10.31
                                                                      ======                   ======
Total return(+)                                                       (46.75)%++                 3.10%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            1.71%+                   1.72%+
  Net investment loss                                                  (0.99)%+                 (0.76)%+
Portfolio turnover                                                        49%                      17%
Net assets at end of period (000 Omitted)                            $58,124                  $84,283

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.35% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                               $(0.03)                  $(0.02)
    Ratios (to average net assets):
      Expenses##                                                        1.74%+                   2.07%+
      Net investment loss                                              (1.02)%+                 (1.11)%+

  * For the period from the commencement of the fund's investment operations, June 27, 2000, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED             PERIOD ENDED
                                                           FEBRUARY 28, 2001         AUGUST 31, 2000*
                                                                 (UNAUDITED)
-----------------------------------------------------------------------------------------------------
                                                                     CLASS B
-----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $10.32                   $10.00
                                                                      ------                   ------

Income from investment operations# -
  Net investment loss(S)                                              $(0.06)                  $(0.03)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                   (4.78)                    0.35
                                                                      ------                   ------
      Total from investment operations                                $(4.84)                  $ 0.32
                                                                      ------                   ------
Net asset value - end of period                                       $ 5.48                   $10.32
                                                                      ======                   ======
Total return                                                          (46.85)%++                 3.10%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            2.36%+                   2.37%+
  Net investment loss                                                  (1.63)%+                 (1.41)%+
Portfolio turnover                                                        49%                      17%
Net assets at end of period (000 Omitted)                            $73,676                 $112,170

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.35% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                               $(0.06)                  $(0.03)
    Ratios (to average net assets):
      Expenses##                                                        2.39%+                   2.72%+
      Net investment loss                                              (1.66)%+                 (1.76)%+
*  For the period from the commencement of the fund's investment operations, June 27, 2000, through August 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED             PERIOD ENDED
                                                           FEBRUARY 28, 2001         AUGUST 31, 2000*
                                                                 (UNAUDITED)
-----------------------------------------------------------------------------------------------------
                                                                      CLASS C
-----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $10.31                  $10.00
                                                                       ------                  ------

Income from investment operations# -
  Net investment loss(S)                                               $(0.06)                 $(0.03)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                    (4.77)                   0.34
                                                                       ------                  ------
      Total from investment operations                                 $(4.83)                 $ 0.31
                                                                       ------                  ------
Net asset value - end of period                                        $ 5.48                  $10.31
                                                                       ======                  ======
Total return                                                           (46.85)%++                3.10%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                             2.36%+                  2.37%+
  Net investment loss                                                   (1.63)%+                (1.41)%+
Portfolio turnover                                                         49%                     17%
Net assets at end of period (000 Omitted)                             $26,782                 $40,853

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.35% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                                $(0.06)                 $(0.03)
    Ratios (to average net assets):
      Expenses##                                                         2.39%+                  2.72%+
      Net investment loss                                               (1.66)%+                (1.76)%+
  * For the period from the commencement of the fund's investment operations, June 27, 2000, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED             PERIOD ENDED
                                                           FEBRUARY 28, 2001         AUGUST 31, 2000*
                                                                 (UNAUDITED)
-----------------------------------------------------------------------------------------------------
                                                                      CLASS I
-----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $10.31                  $ 9.63
                                                                       ------                  ------

Income from investment operations# -
  Net investment loss(S)                                               $(0.02)                 $ --  +++
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                    (4.78)                   0.68
                                                                       ------                  ------
      Total from investment operations                                 $(4.80)                 $ 0.68
                                                                       ------                  ------
Net asset value - end of period                                        $ 5.51                  $10.31
                                                                       ======                  ======
Total return                                                           (46.56)%++                3.10%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                             1.36%+                  1.37%+
  Net investment loss                                                   (1.63)%+                 --  +
Portfolio turnover                                                         49%                     17%
Net assets at end of period                                              $114                    $213

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.35% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                                $(0.02)                 $ --
    Ratios (to average net assets):
      Expenses##                                                         1.39%+                  1.72%+
      Net investment loss                                               (0.45)%+                (0.35)%+
 ** For the period from the inception of Class I shares, August 9, 2000, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  (Unaudited)

(1) Business and Organization
MFS Global Telecommunications Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 28, 2001, the value of securities loaned was $22,947,597. These loans were collateralized by cash of $23,865,229 which was invested in the following short-term obligation:

                                                               IDENTIFIED COST
                                                        SHARES       AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio        23,865,229     $23,865,229

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At August 31, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $1,836,344 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2008.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.35% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At February 28, 2001, aggregate unreimbursed expenses amounted to $149,675.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $119,195 for the six months ended February 28, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,626 for the six months ended February 28, 2001. Fees incurred under the distribution plan during the six months ended February 28, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $8 and $0 for Class B and Class C shares, respectively, for the six months ended February 28, 2001. Fees incurred under the distribution plan during the six months ended February 28, 2001, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 2001, were $5,712, $140,649, and $22,002 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $141,783,797 and $93,324,764, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $249,676,057
                                                                 ------------

Gross unrealized appreciation                                    $  1,286,815
Gross unrealized depreciation                                     (88,051,400)
                                                                 ------------
    Net unrealized depreciation                                  $(86,764,585)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                            SIX MONTHS ENDED FEBRUARY 28, 2001                 PERIOD ENDED AUGUST 31, 2000*
                                          ------------------------------------          ------------------------------------
                                                 SHARES                 AMOUNT                 SHARES                 AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                   4,356,686          $  34,611,512              8,281,321          $  82,306,044
Shares reacquired                            (1,953,250)           (14,093,300)              (105,199)            (1,030,542)
                                          -------------          -------------          -------------          -------------
    Net increase                              2,403,436          $  20,518,212              8,176,122          $  81,275,502
                                          =============          =============          =============          =============

Class B shares

                                            SIX MONTHS ENDED FEBRUARY 28, 2001                 PERIOD ENDED AUGUST 31, 2000*
                                          ------------------------------------          ------------------------------------
                                                 SHARES                 AMOUNT                 SHARES                 AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                   3,903,477          $  31,288,737             10,925,118          $ 108,456,203
Shares reacquired                            (1,338,833)            (9,374,590)               (51,008)              (499,045)
                                          -------------          -------------          -------------          -------------
    Net increase                              2,564,644          $  21,914,147             10,874,110          $ 107,957,158
                                          =============          =============          =============          =============

Class C shares

                                            SIX MONTHS ENDED FEBRUARY 28, 2001                 PERIOD ENDED AUGUST 31, 2000*
                                          ------------------------------------          ------------------------------------
                                                 SHARES                 AMOUNT                 SHARES                 AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                   2,427,884          $  19,292,530              4,033,511          $  40,026,419
Shares reacquired                            (1,500,536)           (11,154,812)               (71,557)              (701,775)
                                          -------------          -------------          -------------          -------------
    Net increase                                927,348          $   8,137,718              3,961,954          $  39,324,644
                                          =============          =============          =============          =============

Class I shares

                                            SIX MONTHS ENDED FEBRUARY 28, 2001                 PERIOD ENDED AUGUST 31, 2000*
                                          ------------------------------------          ------------------------------------
                                                 SHARES                 AMOUNT                 SHARES                 AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                        --            $        --                   20.661          $         200
                                          -------------          -------------          -------------          -------------
    Net increase                                   --            $        --                   20.661          $         200
                                          =============          =============          =============          =============

 * For the period from the commencement of the fund's investment operations, June 27, 2000, through August 31, 2000.
** For the period from the inception of Class I shares, August 9, 2000, through August 31, 2000.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. During the six months ended February 28, 2001, there was no commitment fee allocated to the fund. The fund had no borrowings during the period.

MFS(R) GLOBAL TELECOMMUNICATIONS FUND

TRUSTEES                                   ASSISTANT TREASURERS
Marshall N. Cohan + - Private              Mark E. Bradley*
Investor                                   Robert R. Flaherty*
                                           Laura F. Healy*
Lawrence H. Cohn, M.D. + - Chief of        Ellen Moynihan*
Cardiac Surgery, Brigham and Women's
Hospital; Professor of Surgery,            SECRETARY
Harvard Medical School                     Stephen E. Cavan*

The Hon. Sir J. David Gibbons, KBE +       ASSISTANT SECRETARY
- Chief Executive Officer, Edmund          James R. Bordewick, Jr.*
Gibbons Ltd.; Chairman, Colonial
Insurance Company, Ltd.                    CUSTODIAN
                                           State Street Bank and Trust Company
Abby M. O'Neill + - Private Investor
                                           INVESTOR INFORMATION
Walter E. Robb, III + - President and      For information on MFS mutual funds,
Treasurer, Benchmark Advisors, Inc.        call your investment professional or,
(corporate financial consultants);         for an information kit, call toll
President, Benchmark Consulting            free: 1-800-637-2929 any business day
Group, Inc. (office services)              from 9 a.m. to 5 p.m. Eastern time
                                           (or leave a message anytime).
Arnold D. Scott* - Senior Executive
Vice President, Director, and              INVESTOR SERVICE
Secretary, MFS Investment Management       MFS Service Center, Inc.
                                           P.O. Box 2281
Jeffrey L. Shames* - Chairman and          Boston, MA 02107-9906
Chief Executive Officer, MFS
Investment Management                      For general information, call toll
                                           free: 1-800-225-2606 any business day
J. Dale Sherratt + - President, Insight    from 8 a.m. to 8 p.m. Eastern time.
Resources, Inc. (acquisition planning
specialists)                               For service to speech- or
                                           hearing-impaired, call toll free:
Ward Smith + - Former Chairman (until      1-800-637-6576 any business day from
1994), NACCO Industries (holding           9 a.m. to 5 p.m. Eastern time. (To
company)                                   use this service, your phone must be
                                           equipped with a Telecommunications
INVESTMENT ADVISER                         Device for the Deaf.)
Massachusetts Financial Services Company
500 Boylston Street                        For share prices, account balances,
Boston, MA 02116-3741                      exchanges, or stock and bond
                                           outlooks, call toll free:
DISTRIBUTOR                                1-800-MFS-TALK (1-800-637-8255)
MFS Fund Distributors, Inc.                anytime from a touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                      WORLD WIDE WEB
                                           www.mfs.com
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
John E. Lathrop*

TREASURER
James O. Yost*

+  Independent Trustee
*MFS Investment Management

MFS(R) GLOBAL TELECOMMUNICATIONS FUND                               ------------
[Logo] M F S(R)                                                      PRSRT STD
INVESTMENT MANAGEMENT                                               U.S. POSTAGE
We invented the mutual fund(R)                                         PAID
                                                                        MFS
500 Boylston Street                                                 ------------
Boston, MA 02116-3741






(c)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                        MGT-3  4/01  46.9M  1009/1209/1309/1809